Q1 2011 Conference Call

ITW Conference Call
First Quarter
2011
Exhibit 99.2

Q1 2011 Conference Call

ITW
Agenda
1. Introduction…………………...….. John Brooklier/David Speer
2. Financial Overview…………..….. Ron Kropp
3. Reporting Segments………....…. John Brooklier
4. 2011 Forecasts…………………… Ron Kropp
5. Q & A………………......……...…... John Brooklier/Ron Kropp/David Speer

Q1 2011 Conference Call

ITW
Forward - Looking Statements
 This conference call contains forward-looking statements
 within the meaning of the Private Securities Litigation
 Reform Act of 1995 including, without limitation, statements regarding operating performance, revenue growth, diluted
 net income per share, restructuring expenses and related
 benefits, tax rates, end market conditions, and the
 Company’s related 2011 forecasts. These statements are
 subject to certain risks, uncertainties, and other factors
 which could cause actual results to differ materially from
 those anticipated. Important risks that could cause actual
 results to differ materially from the Company’s
 expectations are detailed in ITW’s Form 10-K for 2010.

Q1 2011 Conference Call

Conference Call Playback
Replay number: 402-220-6528
No pass code necessary
Telephone replay available through midnight of
 May 10, 2011
Webcast / PowerPoint replay available at
 www.itw.com

Q1 2011 Conference Call

ITW
Quarterly Highlights

Q1 2011 Conference Call

ITW
Quarterly Operating Analysis

Q1 2011 Conference Call

ITW
Non Operating & Taxes

Q1 2011 Conference Call

ITW
Invested Capital

Q1 2011 Conference Call

ITW
Debt & Equity

Q1 2011 Conference Call

ITW
Cash Flow

Q1 2011 Conference Call

ITW
Acquisitions

Q1 2011 Conference Call

Transportation
Quarterly Analysis
Q1 2011
Key Points
• Segment Q1 ’11 organic revenues: +15.1%
 vs. Q1 ’10
• Auto OEM/Tiers: Worldwide base revenue
 growth of 15.7% in Q1 ’11 vs. Q1 ’10 driven
 by strong build environment and our
 ongoing product penetration
 – North American Q1 ’11 base revenues: +18.1%
 vs. Q1 ’10
 • North American auto builds: +16% in Q1 ’11 vs.
 Q1 ’10
 – International Q1 ’11 base revenues: +13.7% vs.
 Q1 ’10
 • European auto builds: +8% in Q1 ’11 vs. Q1 ’10
 – 2011 auto build forecast:
 • North America: 13.0 - 13.2 million units
 • Europe: 19.3 - 19.5 million units

• Auto aftermarket Q1 ’11 worldwide base
 revenues: +6.2%

Q1 2011 Conference Call

Industrial Packaging
Quarterly Analysis
Q1 2011
Key Points
• Segment Q1 ’11 organic revenues:
 +14.2% reflected strong industrial
 production activity worldwide
 – Total Q1 ’11 North American industrial
 packaging base revenues: +10.2% vs.
 Q1 ’10
 – Total Q1’11 international industrial
 packaging base revenues: +17.0% vs.
 Q1 ’10
• Q1 ’11 North American and
 international plastic and steel
 strapping base revenues: +13.6% and
 +15.4%, respectively, vs. Q1 ’10
• Q1 ’11 protective packaging
 revenues: +6.7% vs. Q1 ’10

Q1 2011 Conference Call

Power Systems and Electronics
Quarterly Analysis
Q1 2011
Key Points
• Segment Q1 ’11 organic revenues:
 +16.4% due to strong contributions from
 welding and PC board fabrication units
• In Q1 ’11, worldwide welding base
 revenues: +23.0% vs. Q1’10
 – Q1 ’11 North America welding base
 revenues: +27.4% vs. Q1 ’10 due to heavy
 equipment OEM’s and manufacturers
 – Q1 ’11 International welding base
 revenues: +12.7% vs. Q1 ’10; Europe and
 Asia Pacific both contributed to organic
 growth
• Q1 ’11 PC board fabrication base
 revenues: +16.0% vs. Q1 ’10 due to
 consistent consumer electronics
 demand
• Q1 ’11 other electronics: +5.3% vs.
 Q1 ’10

Q1 2011 Conference Call

Food Equipment
Quarterly Analysis
Q1 2011
Key Points
• Segment Q1 ’11 organic
 revenues: +6.4% vs. Q1 ’10 as
 equipment sales improved
• North America Q1 ’11 base
 revenues: +5.8% vs. Q1 ’10
 – Equipment base revenues:
 +9.6% in Q1 ’11 vs. Q1 ’10
 – Service base revenues:
 +0.5% in Q1 ’11 vs. Q1 ’10
• International Q1 ’11 base
 revenues: +7.1% vs. Q1 ’10
 – Equipment base revenues:
 +9.3% in Q1 ’11 vs. Q1 ’10
 – Service base revenues:
 +2.7% in Q1 ’11 vs. Q1 ’10

Q1 2011 Conference Call

Construction Products
Quarterly Analysis
Q1 2011
Key Points
• Segment Q1 ’11 organic revenues:
 +8.4% due to improving European and
 North American construction
 environment
• International Q1 ’11 base revenues:
 +8.9% vs. Q1 ’10
 – Q1 ’11 Europe base revenues: +18.4%
 vs. Q1 ’10
 – Q1 ’11 Asia Pacific base revenues: Flat
 vs. Q1 ’10
• North America Q1 ’11 base revenues:
 +7.2% vs. Q1 ’10
 – Q1 ’11 residential base revenues: +3.1%
 vs. Q1 ’10
 – Q1 ’11 commercial construction base
 revenues: +9.6% vs. Q1 ’10
 – Q1 ’11 renovation base revenues: +9.3%
 vs. Q1 ’10

Q1 2011 Conference Call

Polymers and Fluids
Quarterly Analysis
Q1 2011
Key Points
• Segment Q1 ’11 organic revenues:
 +5.2% reflected improved industrial
 demand for products in North
 American and international end
 markets
• Q1 ’11 worldwide polymers:
 – International base revenues:
 +6.6% vs. Q1 ’10 due to strength
 in Latin America and Asia
 Pacific businesses
 – North America base revenues:
 +2.8% vs. Q1 ’10
• Q1 ’11 worldwide fluids:
 – International base revenues:
 +3.8% vs. Q1 ’10
 – North America base revenues:
 +18.0% vs. Q1 ’10

Q1 2011 Conference Call

Decorative Surfaces
Quarterly Analysis
Q1 2011
Key Points
• Segment Q1 ’11 organic
 revenues: +7.4% vs. Q1 ’10
• North America laminate
 Q1 ’11 base revenues: +3.5%
 vs. Q1 ’10 due to ongoing
 product innovation by
 Wilsonart
• International Q1 ’11 base
 revenues: +12.4% vs. Q1 ’10
 due to increased activity in
 Asia Pacific (China) and
 Europe

Q1 2011 Conference Call

All Other
Quarterly Analysis
Q1 2011
Key Points
• Segment Q1 ’11 organic revenues:
 +11.5% vs. Q1 ’10
• Q1 ’11 worldwide test and
 measurement base revenues:
 +19.2% vs. Q1 ’10; equipment orders
 improved in Asia Pacific (China) and
 Europe
• Q1 ’11 worldwide consumer
 packaging base revenues: +7.2% vs.
 Q1 ’10 due to strength in the
 decorating and consumer
 packaging businesses
• Q1 ’11 worldwide
 industrial/appliance base revenues:
 +5.1% vs. Q1 ’10 due to industrial
 fastener demand

Q1 2011 Conference Call

ITW
2011 Forecast

Q1 2011 Conference Call

ITW 2011 Forecast
Key Assumptions
• Exchange rates hold at current levels
• Acquired revenues in the $800 million to $1 billion range
 for the year
• Restructuring costs of $30 to $40 million for the full year
• Tax rate range of 28.5% to 29.5% for Q2 and full year
 (excludes the impact of the Q1 Australian tax case)
• Excludes any potential impact relating to the pending
 divestiture of the Finishing business

Q1 2011 Conference Call

ITW Conference Call

Q & A
First Quarter
2011